BLACKROCK FUNDS V
BlackRock Low Duration Bond Portfolio
(the “Fund”)
Supplement dated September 29, 2023 (the “Supplement”) to the Fund’s
Summary Prospectuses and Prospectuses, each dated January 27, 2023, as supplemented to date
Effective on or about October 31, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:
The second paragraph in the section of each Summary Prospectus entitled “Key Facts About BlackRock Low Duration Bond Portfolio — Principal Investment Strategies of the Fund,” the second paragraph in the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Low Duration Bond Portfolio — Principal Investment Strategies of the Fund,” the second paragraph in the section of the Investor A, Investor C, Institutional, Class R and Class K Shares Prospectuses entitled “Details About the Funds — How Each Fund Invests — Low Duration Fund — Principal Investment Strategies” and the second paragraph in the section of the Investor A1 Shares Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The Low Duration Fund normally invests at least 80% of its assets in debt securities. The Low Duration Fund may invest up to 35% of its assets in non‑investment grade bonds (commonly called “high yield” or “junk bonds”). The Low Duration Fund may also invest up to 35% of its assets in assets of foreign issuers, of which 10% (as a percentage of the Fund’s assets) may be invested in emerging markets issuers. Up to 10% of the Low Duration Fund’s assets may be exposed to non‑US currency risk. A bond of a foreign issuer, including an emerging market issuer, will not count toward the 10% limit on non‑US currency exposure if the bond is either (i) US dollar-denominated or (ii) non‑US dollar-denominated, but hedged back to US dollars.
Shareholders should retain this Supplement for future reference.
PR2‑LD‑0923SUP